Exhibit 10.10

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFERING OF LLC INTERESTS RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. ACCORDINGLY, YOU MUST KEEP THIS AGREEMENT CONFIDENTIAL AND MAY NOT MAKE OR PROVIDE A COPY OF THIS AGREEMENT OR ANY RELATED DOCUMENTS TO ANYONE OTHER THAN YOUR OWN COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO TAX, ACCOUNTING AND OTHER RELATED MATTERS CONCERNING YOUR INVESTMENT IN THIS OFFERING AND ITS SUITABILITY FOR YOU.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), dated as of [ ], 2021, is entered into by and between Artemis Sponsor, LLC, a Delaware limited liability company (the “Company”), and the undersigned subscriber (“Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company is the sponsor of Artemis Strategic Investment Corporation, a Delaware corporation (“Artemis”);

WHEREAS, Artemis is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, Artemis has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of units at a price of $10.00 per unit, each comprised of one share of Class A common stock of Artemis, par value $0.0001 per share (the “Class A Shares”), and a fraction of one redeemable warrant, with each whole warrant exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrants”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), Artemis will seek to identify and consummate a Business Combination;

WHEREAS, the Company will enter into a Private Placement Warrants Purchase Agreement (the “Securities Purchase Agreement”) with Artemis pursuant to which the Company will purchase from Artemis, on a private placement basis, private placement warrants of Artemis (“Private Placement Warrants”) for a purchase price of $1.00 per Private Placement Warrant, the proceeds of which will be used by Artemis to pay fees and expenses in connection with the IPO and to fund Artemis’s working capital requirements;

WHEREAS, each Private Placement Warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share, and is otherwise identical to the Warrants included in the Units, except as described in the Registration Statement and the exhibits thereto;

WHEREAS, the Private Placement Warrants are subject to restrictions on transfer as described in the Registration Statement and the exhibits thereto;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which the Company will issue and sell, and the Subscriber will purchase, on a private placement basis, Class Y-1 Units and/or Class Y-2 Units in an amount equal to the Class Y Units Purchase Amount (as defined in Section 1(a)(i) hereof); and

WHEREAS, capitalized terms used but not defined herein have the meanings given to them in the Company’s Operating Agreement attached hereto as Exhibit A (the “Operating Agreement”);

NOW, THEREFORE, in consideration of the premises above, which are incorporated in this Agreement as if fully set forth below, and the mutual covenants and other agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree as follows:

1.             Subscription.

(a)            Purchase and Sale.

(i)             In exchange for the Subscriber’s aggregate subscription price indicated on the signature page hereto (the “Units Purchase Price”), the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company, the number of Class Y-1 Units and the number of Class Y-2 Units set forth on the signature page hereto (the “Class Y Units Purchase Amount”). The Class Y-1 Units and Class Y-2 Units purchased by Subscriber hereunder will also be set forth on Exhibit X to the Operating Agreement that is delivered to the Subscriber at the Closing.

(ii)            The closing of the sale of the Units to the Subscriber (the “Closing”) shall take place promptly following the execution of this Agreement and the receipt by the Company of the Units Purchase Price. At the Closing, the Company will issue to the Subscriber the Units to be sold hereunder, each registered in the name of the Subscriber, against (and concurrently with) delivery of the Units Purchase Price in cash via wire transfer to an account specified in writing by the Company. At the Closing, the Subscriber shall execute and enter into the Operating Agreement as a member of the Company holding Units.

(iii)           Upon execution of this Agreement, the Subscriber’s obligation to purchase the Units shall be irrevocable, and the Subscriber shall be legally bound to purchase the Units subject to the terms set forth in this Agreement, subject to the Company satisfying its obligations as set forth herein.

(iv)           In the event the sale of the Units is not consummated for any reason, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber any purchase price remitted to the Company, without interest thereon or deduction therefrom.

(b)           Termination. This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and the Subscriber.

(c)            Permitted Transfer. Notwithstanding anything to the contrary contained in in the Operating Agreement, if the Subscriber notifies the Company in writing that, based on advice of counsel, Subscriber is required to transfer all or any portion of its Units in order to comply with applicable law or regulation, then the Company and the Subscriber shall collaborate in good faith to identify a purchaser of Subscriber’s Units to be transferred that shall be reasonably satisfactory to the Company, and the Company shall not unreasonably withhold consent to the Subscriber’s transfer of such Units to such purchaser and shall take all steps reasonably necessary in order to admit such purchaser as a Member of the Company.

2.              Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company as follows:

(a)            If an entity, the Subscriber is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)           The Subscriber has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Subscriber, will constitute the valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)            No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Subscriber in connection with the consummation of the transactions contemplated by this Agreement.

(d)           The execution, delivery and performance by the Subscriber of this Agreement and the consummation by the Subscriber of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Subscriber, in each case (other than clause (i)), which would have a material adverse effect on the Subscriber or its ability to consummate the transactions contemplated by this Agreement.

(e)           This Agreement is made with the Subscriber in reliance upon the Subscriber’s representation to the Company, which by the Subscriber’s execution of this Agreement, the Subscriber hereby confirms, that the Securities to be acquired by the Subscriber will be acquired for investment for the Subscriber’s own account or an account that is under the direction and control of Subscriber or one of its affiliates, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Subscriber further represents that the Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. If the Subscriber was formed for the specific purpose of acquiring the Securities, each of its equity owners is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(f)            Subscriber has had an opportunity to discuss the Company’s and Artemis’s business, management, financial affairs and the terms and conditions of the offering of the Securities, as well as the terms and conditions of the IPO and the Private Placement Warrants, with the Company’s and Artemis’s management. The Subscriber has reviewed the Registration Statement and understands the terms and conditions of the Private Placement Warrants.

(g)           The Subscriber understands that the offer and sale of the Securities to the Subscriber has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber’s representations as expressed herein. The Subscriber understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Subscriber must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Subscriber acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Subscriber’s control, and which the Company is under no obligation and may not be able to satisfy. The Subscriber understands that the offering of the Securities is not, and is not intended to be, part of the IPO, and that the Subscriber will not be able to rely on the protection of Section 11 of the Securities Act with respect to such Securities.

(h)           The Subscriber understands that no public market now exists for the Securities or the securities of Artemis underlying the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities or the securities of Artemis underlying the Securities.

(i)            The Subscriber understands that its agreement to purchase the Securities involves a high degree of risk which could cause the Subscriber to lose all or part of its investment, and that the Company will vote the Founder Shares in favor of the Business Combination.

(j)             Subscriber is an “accredited investor” as defined by Rule 501(a) of Regulation D promulgated under the Securities Act, as set forth on the Questionnaire attached hereto, which is incorporated by reference herein, and has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities, of making an informed investment decision with respect thereto, and has the ability and capacity to protect Subscriber’s interests.

(k)            If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(l)             If the Subscriber is an individual, then the Subscriber resides in the state or province identified in the address of the Subscriber set forth on the signature page hereof; if the Subscriber is a partnership, corporation, limited liability company or other entity, then its principal place of business is the office or offices located at the address or addresses of the Subscriber set forth on the signature page hereof.

(m)          The Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to Artemis and the Company.

(n)           The Subscriber has, or as of the Closing will have, available to it sufficient funds to satisfy its obligations under this Agreement.

(o)           The Subscriber is neither a person associated nor affiliated with Cantor Fitzgerald & Co., Odeon Capital Group LLC or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(p)           Subscriber recognizes that no federal, state or foreign agency has reviewed, recommended or endorsed the purchase of the Securities or any facts or circumstances related thereto.

(q)           Subscriber understands that no certificates will be issued representing the Securities and that the Securities are not transferrable except in accordance with the Operating Agreement of the Company, which Operating Agreement establishes the terms of the Securities and restricts the transferability of the Securities.

(r)            Any sales, transfers, or other dispositions of the Securities by Subscriber, if any, will be made in compliance with the Securities Act and all applicable rules and regulations promulgated thereunder.

(s)            Subscriber represents and warrants, to the best of Subscriber’s knowledge and solely with respect to its purchase of the Securities hereunder, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(t)            The Subscriber acknowledges that, pursuant to the Operating Agreement, prior to, or at the time of, the Business Combination, in order to facilitate such a Business Combination, the Managing Member (as defined therein) has the authority to cause the Company to forfeit or transfer Private Placement Warrants, including for no consideration, as well as to subject the Private Placement Warrants to earn-outs or other restrictions, or amend the terms under which the Private Placement Warrants were issued or any restrictions or other provisions relating to the Private Placement Warrants set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Private Placement Warrants, and that the Managing Member is authorized to effectuate such forfeitures, transfers, earn-outs, restrictions, amendments or arrangements in such amounts and pursuant to such terms as it determines in its sole and absolute discretion for any reason, provided that (i) any such forfeitures, transfers, earn-outs, restrictions, amendments or arrangements shall apply in the same manner and pro rata to all Private Placement Warrants, and (ii) if the Company enters into any agreement that gives them the right to earn back or restore the value or original terms of any Private Placement Warrants that were the subject of any such forfeitures, transfers, earn-outs, restrictions, amendments or arrangements, the Subscriber shall be provided the same rights on a pro rata basis.

3.             Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a)           The Company is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.

(b)           The Company has the limited liability power and authority to enter into, deliver and perform this Agreement and the agreements to be entered into therewith.

(c)            All action on the part of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Securities has been taken or will be taken prior to the Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)           No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

(e)           The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)), which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(f)            The Securities upon issuance:

(i)             have been, or will be, duly and validly authorized and on the date of issuance of the Securities, such Securities will be duly and validly issued, fully paid and non-assessable and free of all preemptive or similar rights, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement and the Operating Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser; and

(ii)            assuming the representations and warranties of Subscriber as set forth herein are true and correct, will not result in a violation of Section 5 under the Securities Act.

(g)           Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(h)           Assuming the accuracy of Subscriber’s representations and warranties set forth herein and in the Questionnaire attached hereto, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Subscriber as contemplated hereby.

(i)            The Company will have by the IPO Closing registration rights in the Class A Shares issuable upon exercise of the Private Placement Warrants held by the Company pursuant to that certain Registration Rights Agreement to be entered into between the Company and Artemis which will be filed with the SEC as an exhibit to the Registration Statement (the “Registration Rights”). The Subscriber will be able to avail itself of the Registration Rights, but only to the extent provided in the Registration Rights Agreement once the Securities are (i) no longer subject to the lock-ups described in the Registration Statement and (ii) distributed to Subscriber as described in the Operating Agreement, provided, however, that to the extent the Company exercises any such Registration Rights prior to the occurrence of the events specified in clauses (i) or (ii), Subscriber will be bound by such exercise.

(j)            Pursuant to and in accordance with the Operating Agreement, the Company is required to distribute to the Subscriber all of the Member Distributable Securities (as defined in the Operating Agreement.

(k)           Except for the specific representations and warranties contained in this Section 3, the Company has not made, does not make or shall not be deemed to make any other express or implied representation or warranty with respect to the Company, this subscription, Artemis, the proposed IPO or a potential Business Combination, and the Company disclaims any such representation or warranty.

4.             Subscriber Rights, Waivers and Covenants.

(a)           Subscriber shall not be entitled to any registration rights with respect to Securities other than the Registration Rights as a transferee of the Founder Shares owned by the Company. In addition, should Subscriber receive a distribution of any securities of Artemis held by the Company, Subscriber agrees to execute a letter agreement with Artemis in substantially the same form as that certain Letter Agreement to be entered into between the Company and Artemis which will be filed with the SEC as an exhibit to the Registration Statement, if such distribution were to occur prior to the expiration of any applicable lock-up periods contained therein (and if such distribution occurs after the closing of the Business Combination, such letter agreement shall only provide for the applicable lock-ups).

(b)           Subscriber hereby acknowledges that Artemis will establish a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Artemis’s public stockholders and certain other parties (including the underwriters of the IPO). The Subscriber hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). The Subscriber hereby irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or Artemis and will not seek recourse against the Trust Account for any reason whatsoever.

5.             Miscellaneous.

(a)           Notices. Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by e-mail, or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

Artemis Strategic Investment Corporation
3310 East Corona Avenue
Phoenix, Arizona 85040
Attention: Thomas J. Granite
E-mail: tgranite@artemisspac.com

With a copy which shall not constitute notice to:

White & Case LLP
1221 6th Ave
New York, New York 10020
Attention: Gary Kashar and Elliott M. Smith
E-mail: gary.kashar@whitecase.com and elliott.smith@whitecase.com

If to the Subscriber, at its address set forth on the signature page to this Agreement, or such other address as Subscriber shall have specified to the Company in writing.

(b)           Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing.

(c)           Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(d)           Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e)           Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

(f)            Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(g)           Law Governing this Agreement. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts within the borders of such state, except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company and their respective successors and assigns.

(h)           Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(i)            Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(j)            Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or any other legal entity and a government or any department or agency thereof.

(k)           Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(l)            Expenses. Each of the Company and the Subscriber will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

(m)          Counsel. The Subscriber acknowledges that it has been advised or has had the opportunity to consult with Subscriber’s own attorney, accountant, financial advisor and any other advisors regarding this Subscription Agreement and Subscriber’s investment in the Company and Subscriber has done so to the extent that Subscriber deems appropriate.

(n)           Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(o)           Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

[Signature Pages Follow]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

Units Purchase Price (Subscriber’s aggregate subscription price):
Class Y-1 Units (Investor Private Placement Warrants) Subscribed For: Class Y-2 Units (Management Private Placement Warrants) Subscribed For:

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address	Address (Joint-owner)

_____Joint Tenancy	______Tenants in Common

[Signature Page to Subscription Agreement]

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

Units Purchase Price (Subscriber’s aggregate subscription price):
Class Y-1 Units (Investor Private Placement Warrants) Subscribed For: Class Y-2 Units (Management Private Placement Warrants) Subscribed For:

_________________________________
Print or Type Name of Entity

Number of shareholders, partners, members, beneficiaries or other beneficial owners of the Partnership, Corporation or Entity: ________________

Address

Taxpayer I.D. No. (if applicable)	Date:

By:

Signature:
Name:	Print or Type Name and Indicate
Title:	Title or Position with Entity

[Signature Page to Subscription Agreement]

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below, the following subscription amounts.

ARTEMIS SPONSOR, LLC

By:
Name: [ ]
Title: [ ]

Date: [ ], 2021

[Signature Page to Subscription Agreement]

EXHIBIT A

OPERATING AGREEMENT

[Signature Page to Subscription Agreement]